UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April  13, 2006
                                                 -------------------------------


                                 Six Flags, Inc.
-------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                    (State or Other Jurisdiction of Incorporation)


                 1-13703                              13-3995059
--------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)


       11501 Northeast Expressway
         Oklahoma City, Oklahoma                                  73131
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


                                 (405) 475-2500
--------------------------------------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

      On April 13, 2006, Six Flags, Inc. (the "Company") entered into indemnification agreements with its new directors, Mark Shapiro, C.E. Andrews, Mark Jennings and Dwight Schar. The Company also expects to enter into indemnification agreements with the remaining directors, Daniel M. Snyder, Jack Kemp, Perry Rogers and Harvey Weinstein. The form of indemnification agreement is disclosed and described in Item 1.01 of the Form 8-K filed with the Securities and Exchange Commission on September 15, 2004 (the "2004 Form 8-K"), which description is incorporated herein by reference. A copy of the form of indemnification agreement is attached as Exhibit 10.1 to the 2004 Form 8-K and is incorporated herein by reference.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SIX FLAGS, INC.

                                    By:      /s/ James M. Coughlin
                                          ------------------------------
                                          Name:  James M. Coughlin
                                          Title: Vice President and General
                                                 Counsel

Date:  April 19, 2006